FORM OF
                             SUPPLEMENTAL INDENTURE

                            Dated as of May 14, 1999

                                   ----------


                       BROOKDALE LIVING COMMUNITIES, INC.

                                       TO

                      STATE STREET BANK AND TRUST COMPANY,

                         as Trustee under the Indenture
                               dated May 14, 1999

                                   ----------


                            Providing for Issuance of

                 5 1/2% Convertible Subordinated Notes Due 2009

                   SUPPLEMENTAL INDENTURE, dated as of May 14, 1999, between Brookdale Living Communities, Inc., a corporation duly organized and existing under the laws of the State of Delaware (herein called the "Company"), having its principal office at 77 West Wacker Drive, Suite 4400, Chicago, Illinois 60601, and State Street Bank and Trust Company (herein called the "Trustee"), Trustee under the Indenture dated as of May 14, 1999, between the Company and the Trustee (herein called the "Original Indenture").

                             RECITALS OF THE COMPANY

                   WHEREAS, the Original Indenture provides for the issuance from time to time of its subordinated unsecured debentures, notes or other evidences of indebtedness, to be issued in one or more series as provided therein;

                   WHEREAS, the Company desires, by this Supplemental Indenture, to create a series of 5 1/2% convertible subordinated notes to be issuable under the Original Indenture and to be known as the Company's "5 1/2% Convertible Subordinated Notes due 2009" (herein called the "5 1/2% Convertible Subordinated Notes"), and the terms and provisions thereof to be as hereinafter set forth;

                   WHEREAS, the general forms of the 5 1/2% Convertible Subordinated Notes and the Trustee's certificate of authentication to be borne by the 5 1/2% Convertible Subordinated Notes are to be in the respective forms established pursuant to or set forth in the Original Indenture, with such insertions, omissions and variations as the Board of Directors of the Company may determine to be appropriate in accordance with the provisions of this Supplemental Indenture; and

                   WHEREAS, all things necessary to make the 5 1/2% Convertible Subordinated Notes, when executed and duly issued by the Company and authenticated and delivered by the Trustee, the valid obligations of the Company, and to make this Supplemental Indenture a valid agreement of the Company, in accordance with their respective terms, have been done.

                   NOW, THEREFORE, THIS SUPPLEMENTAL INDENTURE WITNESSETH:

                   For and in consideration of the premises and the purchase of the 5 1/2% Convertible Subordinated Notes by the Holders thereof, it is mutually agreed, for the equal and proportionate benefit of such Holders, as follows:

                   Section 1. Additional Defined Terms Applicable to the 5 1/2% Convertible Subordinated Notes.

                   "Accretive" means, with respect to a Merger, that diluted earnings per share or the After Tax Cash Flow of the Person surviving the Merger, as presented in the pro forma consolidated or combined income statements for such surviving Person, prepared on a reasonable basis (which may include certain adjustments for revenues and expenses), must exceed the Company's diluted earnings per share or After Tax Cash Flow for the period used for such determination. Such pro forma presentation shall be opined on by a nationally recognized investment banking firm separately or as part of its fairness opinion with respect to the Merger in question.

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                   "Affiliate" means with respect to any Person, (i) each Person that, directly or indirectly, owns or controls, whether beneficially, or as a trustee, guardian or other fiduciary, 5% or more of the Stock having ordinary voting power in the election of directors of such Person, (ii) each Person that controls, is controlled by or is under common control with such Person or any Affiliate of such Person, (iii) each of such Person's officers, directors, joint venturers and partners, (iv) any trust or beneficiary of a trust of which such Person is the sole trustee or (v) any lineal descendants, ancestors, spouse or former spouses (as part of a marital dissolution) of such Person (or any trust for the benefit of such Person). For the purpose of this definition, (i) "control" of a Person shall mean the possession, directly or indirectly, of the power to direct or cause the direction of its management or policies, whether through the ownership of voting securities, by contract or otherwise and (ii) limited partners of Purchaser or of one or more of Purchaser's Affiliates and such limited partners' respective officers, directors and joint venture partners are specifically excluded (unless such person is otherwise an "Affiliate" in some other capacity) from the definition of "Affiliate" unless otherwise specifically indicated.

                   "After Tax Cash Flow" of a Person means, on a per diluted share basis, net income plus depreciation, amortization and deferred taxes of such Person.

                   "Capital Lease" means with respect to any Person, any lease of any property (whether real, personal or mixed) by such Person as lessee that, in accordance with GAAP, either would be required to be classified and accounted for as a capital lease on a balance sheet of such Person or otherwise be disclosed as a capital lease in a note to such balance sheet, other than, in the case of the Company or a Subsidiary of the Company, any such lease under which Company or such Subsidiary is the lessor.

                   "Capital Lease Obligation" means with respect to any Capital Lease, the amount of the obligation of the lessee thereunder that, in accordance with GAAP, would appear on a balance sheet of such lessee in respect of such Capital Lease or otherwise be disclosed in a note to such balance sheet.

                   "Common Stock Equivalents" means, without duplication with any other Common Stock or Common Stock Equivalents, any security of the Company which is convertible into, exercisable for or exchangeable for, directly or indirectly, Common Stock of the Company, whether at the time of issuance or upon the passage of time or the occurrence of some future event.

                   "Designated  Merger"  has the  meaning  specified  in Section
5(a).

                   "Fiscal Year" means the  twelve-month  period ending December
31. Subsequent changes of the fiscal year of the Company shall not change the meaning of the term "Fiscal Year" unless the Holders of at least a majority in principal amount of the 5 1/2% Convertible Subordinated Notes shall consent in writing to such changes.

                   "GAAP" means generally accepted accounting principles in the United States of America as in effect from time to time.

                   "Guaranteed Indebtedness" means as to any Person, any obligation of such Person guaranteeing any Indebtedness, lease, dividend, or other obligation ("primary obligations") of any other Person (the "primary obligor") in any manner including, without limitation, any obligation or arrangement of such Person (a) to purchase or repurchase any such primary obligation, (b) to advance or supply funds (i) for the purchase or payment of any such primary obligation or (ii) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency or any balance sheet condition of the primary obligor, (c) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation, or (d) to indemnify the owner of such primary obligation against loss in respect thereof.

                   "Indebtedness" of any Person means (i) all indebtedness of such Person for borrowed money or for the deferred purchase price of property or services (including, without limitation, reimbursement and all other obligations with respect to surety bonds, letters of credit and bankers' acceptances, whether or not matured, but not including obligations to trade creditors incurred in the ordinary course of business), (ii) all obligations evidenced by notes, bonds, debentures or similar instruments, (iii) all indebtedness created or arising under any conditional sale or other title retention agreements with respect to property acquired by such Person (even though the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property), (iv) all Capital Lease Obligations,
(v) all Guaranteed  Indebtedness,  (vi) all  Indebtedness  referred to in clause
(i), (ii), (iii), (iv) or (v) above secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien upon or in property (including, without limitation, accounts and contract rights) owned by such Person, even though such Person has not assumed or become liable for payment of such Indebtedness and (vii) all liabilities under title IV of ERISA.

                   "HSR Act" has the meaning specified in Section 7(n).

                   "Material Adverse Effect" means any event or circumstance, condition, fact, effect, or other matter which has had or could reasonably be expected to have a material adverse effect (i) on the business, assets, results of operations, prospects or financial or other condition of the Company and its Subsidiaries, taken as a whole; (ii) the Company's ability to pay the Obligations in accordance with the terms hereof; or (iii) the ability of the Company and its Subsidiaries to perform on a timely basis any material obligation under the Transaction Documents or to consummate the transactions contemplated thereby.

                   "Merger" has the meaning specified in Section 7(m).

                   "Note Purchase Agreement" means the Note Purchase Agreement, dated as of April 27, 1999, by and between the Company and Healthcare Partners and shall refer to such agreement as the same may be in effect at the time such reference becomes operative.

                  "Obligations" mean all amounts owing by the Company under the Transaction Documents, including without limitation, all principal, interest, fees, expenses, attorneys' fees and any other sum chargeable to the Company under any of the Transaction Documents.

                   "Purchaser" has the meaning given to such term in the Note Purchase Agreement.

                   "Registration Rights Agreement" means the Registration Rights Agreement, dated as of May 14, 1999, by and between the Company and the Purchaser and shall refer to such agreement as the same may be in effect at the time such reference becomes operative.

                   "Restricted Payment" means (i) the declaration of any dividend or the incurrence of any liability to make any other payment or distribution of cash or other property or assets in respect of the Company's capital stock (other than stock splits or stock dividends) or (ii) any payment on account of the purchase, redemption or other retirement of the Company's capital stock or any other payment or distribution made in respect of any capital stock of the Company, either directly or indirectly.

                   "Stock" shall mean all shares, options, warrants, general or limited partnership interests, limited liability company membership interests, participations or other equivalents (regardless of how designated) of or in a corporation, partnership, limited liability company or equivalent entity whether voting or nonvoting, including, without limitation, common stock, preferred stock, or any other "equity security" (as such term is defined in Rule 3a11-1 of the General Rules and Regulations promulgated by the SEC under the Exchange
Act).

                   "Stockholders Agreement" means the Stockholders Agreement, dated as of May 14, 1999, by and among the Company and the other signatories thereto and shall refer to such agreement as the same may be in effect at the time such reference becomes operative.

                   "Transaction Documents" mean the 5 1/2% Convertible Subordinated Notes, this Supplemental Indenture, the Original Indenture, the Note Purchase Agreement, the Stockholders Agreement and the Registration Rights Agreement.

                   All terms used in this Supplemental Indenture that are defined in the Original Indenture have the meanings assigned to them in the Original Indenture unless such terms have been otherwise defined in this Supplemental Indenture.

                   Section 2. Designation and Terms of the 5 1/2% Convertible Subordinated Notes. The series of Securities created by this Supplemental Indenture shall be known and designated as the "5 1/2% Convertible Subordinated Notes due 2009" of the Company and, subject to the provisions of Section 306 of the Original Indenture, shall be limited in aggregate principal amount to One Hundred Million Dollars ($100,000,000).

                   The Stated Maturity of the 5 1/2% Convertible Subordinated Notes shall be May 14, 2009. The 5 1/2% Convertible Subordinated Notes shall bear interest from May 14, 1999, or from the most recent Interest Payment Date to which interest on the 5 1/2% Convertible Subordinated Notes then outstanding has been paid or duly provided for, at the rate of five and one-half percent (5 1/2%) per annum. Interest shall be payable semi-annually on June 30 and December 31 of each year, commencing June 30, 1999, until the principal amount thereof is paid (including payment through conversion pursuant to the terms of the 5 1/2% Convertible Subordinated Notes) or made available for payment and (to the extent that the payment of such interest shall be legally enforceable) at the rate of ten percent (10%) per annum on any overdue principal and premium and on any overdue installment of interest.

                   Payment of principal of (and premium, if any, on) the 5 1/2% Convertible Subordinated Notes and, unless otherwise paid as hereinafter provided, the interest thereon will be made at the office or agency of the Company maintained for such purpose pursuant to Section 1002 of the Original Indenture; provided, however, that at the option of the Company, interest on the 5 1/2% Convertible Subordinated Notes may be paid (i) by check mailed to the address of the Person entitled thereto as it shall appear on the Security Register or (ii) by wire transfer to an account maintained by the Person entitled thereto as specified in the Security Register; provided, that such Person shall have given the Trustee written wire instructions at least five Business Days prior to the applicable Interest Payment Date; provided, further, and notwithstanding any other provision of this Supplemental Indenture or the Original Indenture to the contrary, that with respect to a Holder of Securities of this series that, together with such Holder's Affiliates, holds an aggregate principal amount of 5 1/2% Convertible Subordinated Notes equal to or in excess of $5,000,000, at the request of such Holder in writing to the Company, interest on, and any Redemption Price or Repurchase Payment with respect to, such Holder's Securities shall be paid, on the applicable Interest Payment Date, Redemption Date or Repurchase Date, by wire transfer in immediately available funds in accordance with wire transfer instructions supplied by such Holder to the Trustee and the Paying Agent (if different from the Trustee), which instructions such Holder shall have given to the Trustee and the Paying Agent at least five Business Days prior to the applicable Interest Payment Date, Redemption Date or Repurchase Payment Date.

                   The Company will make all payments pursuant to the 5 1/2% Convertible Subordinated Notes ("Payments") without reduction for any U.S. withholding taxes, or at a reduced rate of withholding, as applicable, provided the Person entitled to such Payment supplies to the Company or the Company's agent, prior to such Payment, (a) properly executed IRS Forms 1001 or W-8 (including IRS Forms W-81MY and associated IRS Forms W-8BEN, W-8EXP, W-8ECI and/or W- 9) or any successor IRS Form, claiming exemption from or reduction in U.S. withholding taxes (i) pursuant to the terms of an applicable income tax treaty to which the United States is a party or (ii) because the beneficial owner of all or part of the Payment is a U.S. person; or (b) other documentary evidence establishing an entitlement to exemption or reduction in U.S. withholding taxes with respect to any Payment.

                   The Regular Record Date referred to in Section 301 of the Original Indenture for the payment of the interest on the 5 1/2% Convertible Subordinated Notes payable, and punctually paid or duly provided for, on any Interest Payment Date shall be the fifteenth day (whether or not a Business Day) of the month in which such Interest Payment Date occurs.

                   The 5 1/2% Convertible Subordinated Notes may be issued in denominations of $1,000 and any integral multiple thereof authorized by the Company, such authorization to be conclusively evidenced by the execution thereof.

                   Section 305(a)(5) of the Original Indenture shall not apply to the 5 1/2% Convertible Subordinated Notes.

                   Notwithstanding the provisions of Section 401 of the Original Indenture, the satisfaction and discharge of the Indenture with respect to the 5 1/2% Convertible Subordinated Notes pursuant to Section 401(1)(B)(ii) or (iii) of the Original Indenture shall not impair the effect of Section 5 or of Section 7(m) concerning Mergers unless and until all of the outstanding 5 1/2% Convertible Subordinated Notes have been (x) repaid in full, whether by payment of cash or through conversion, (y) redeemed by the Company in accordance with their terms or (z) repurchased by the Company in accordance with Section 5 (provided that the foregoing provisions of this paragraph shall no longer apply with respect to any 5 1/2% Convertible Subordinated Notes not tendered for payment pursuant to a Repurchase Offer).

                   In accordance with Sections 201, 202 and 203 of the Original Indenture, the 5 1/2% Convertible Subordinated Notes shall be substantially in the form attached hereto as Exhibit A.

                   The Purchaser acknowledges that each 5 1/2% Convertible Subordinated Note and any stock certificate representing shares of Common Stock issued upon conversion of any of the 5 1/2% Convertible Subordinated Notes will be endorsed with a legend substantially similar to the following:

         THE SECURITIES REPRESENTED BY THIS [NOTE] [CERTIFICATE] HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, NOR PURSUANT TO THE SECURITIES OR "BLUE SKY" LAWS OF ANY STATE. SUCH SECURITIES MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE ASSIGNED, EXCEPT PURSUANT TO (i) A REGISTRATION STATEMENT WITH RESPECT TO SUCH SECURITIES WHICH IS EFFECTIVE UNDER SUCH ACT, (ii) RULE 144 UNDER SUCH ACT, OR (iii) ANY OTHER EXEMPTION FROM REGISTRATION UNDER SUCH ACT.

Notwithstanding the provisions of Section 305 of the Original Indenture to the contrary, (x) no Opinion of Counsel shall be required in order for a Holder to transfer its 5 1/2% Convertible Subordinated Notes, and (y) the legend set forth above shall be the only legend applicable to the 5 1/2% Convertible Subordinated Notes.

                   Upon the execution of this Supplemental Indenture, the 5 1/2% Convertible Subordinated Notes may be executed by the Company and delivered to the Trustee for authentication, and the Trustee shall, upon receipt of the documents specified in Section 303 of the

Original Indenture, thereupon authenticate and deliver said 5 1/2% Convertible Subordinated Notes to or upon a Company Order.

                   Subject to Section 5 hereof, the Company may not, without the prior written consent of the holders of a majority of the then outstanding principal amount of the 5 1/2% Convertible Subordinated Notes, effect any Change of Control.

                   Section 3. Redemption of 5 1/2% Convertible Subordinated Notes. Subject to the provisions of Section 6(n), the 5 1/2% Convertible Subordinated Notes are subject to redemption upon not less than 20 Business Days nor more than 60 calendar days' notice by mail, such 20 Business Days or 60 calendar days, as the case may be, to be counted from the date notice is mailed, at any time on or after May 14, 2002, as a whole, but not in part, at the election of the Company, at the following Redemption Prices (expressed as percentages of the principal amount): If redeemed during the 12-month period beginning May 14 of the years indicated,


                                                Redemption
                       Year                        Price
                       ----                     ----------

                       2002....................... 103.0%
                       2003....................... 101.5%
                       2004 and
                        thereafter...............  100.0%

, together, in the case of any such redemption, with accrued interest to but not including the Redemption Date, but interest installments whose Stated Maturity is on or prior to such Redemption Date will be payable to the Holders of such 5 1/2% Convertible Subordinated Notes of record at the close of business on the relevant Regular Record Dates or Special Record Dates, all as provided in the Original Indenture.

                   The 5 1/2% Convertible Subordinated Notes do not have the benefit of any sinking fund obligations.

                   The 5 1/2% Convertible  Subordinated Notes are not subject to
the  provisions  of  Article  Fifteen  of  the  Original  Indenture   concerning
defeasance and covenant defeasance of Securities.

                   Section 4. Conversion of 5 1/2% Convertible Subordinated Notes. (a) Subject to and upon compliance with the provisions of the Original Indenture, the Holders of the 5 1/2% Convertible Subordinated Notes are entitled, at their option, at any time, or in case the 5 1/2% Convertible Subordinated Notes are called for redemption, then in respect of the 5 1/2% Convertible Subordinated Notes until and including, but (unless the Company defaults in making the payment due upon redemption) not after, the close of business on the Redemption Date, to convert the 5 1/2% Convertible Subordinated Notes (or any portion of the principal amount thereof which is $1,000 or an integral multiple thereof), at 100% of the principal amount thereof, or of such portion, into fully paid and nonassessable shares (calculated as to each conversion to the nearest 1/100 of a share) of Common

Stock of the Company at a conversion price equal to $18.25 aggregate principal amount of the 5 1/2% Convertible Subordinated Notes for each share of Common Stock (or at the current adjusted conversion price if an adjustment has been made as provided in the Original Indenture, as such conversion price adjustment provisions are supplemented by this Section 4) by surrender of the 5 1/2% Convertible Subordinated Notes duly endorsed or assigned to the Company or in blank, to the Company at its office or agency in Chicago, Illinois (which initially shall be at the Company's offices at 77 West Wacker Drive, Suite 4400, Chicago, Illinois 60601, Attention: General Counsel), accompanied by written notice to the Company that the Holder thereof elects to convert its 5 1/2% Convertible Subordinated Notes, or if less than the entire principal amount thereof is to be converted, the portion thereof to be converted. Subject to the right of the Holder of this Security (or any Predecessor Security) to receive an installment of interest on the principal amount of such Security or portion thereof so converted for the period from the first day of the then current semi-annual interest period to but not including the effective date of such conversion, no payment or adjustment is to be made on conversion for interest accrued thereon or for dividends on the Common Stock issued on conversion. No fractions of shares or scrip representing fractions of shares will be issued on conversion, but instead of any fractional interest the Company shall pay a cash adjustment as provided in the Original Indenture.

                   (b) In addition to the conversion price adjustments set forth in Section 1405 of the Original Indenture, in case at any time after the date of the issuance of the 5 1/2% Convertible Subordinated Notes, the Company shall issue (or is deemed to have issued, as described in this Section 4) shares of its Common Stock (other than pursuant to a dividend reinvestment plan, any employee benefit plan of the Company or any obligation of the Company existing as of the original date of issuance of the 5 1/2% Convertible Subordinated Notes) at a price per share less than the current market price per share (determined as provided in paragraph (8) of Section 1405 of the Original Indenture) of the Common Stock on the date such shares of Common Stock are issued, the conversion price in effect at the opening of business on the day following the date fixed for such determination shall be reduced to an amount obtained by multiplying such conversion price by a fraction of which the numerator shall be the number of shares of Common Stock outstanding (or deemed to be outstanding) at the close of business on the date fixed for such determination plus the number of shares of Common Stock which the aggregate of the sale price of the total number of shares of Common Stock so issued (or deemed to be issued) would purchase at such current market price and the denominator shall be the number of shares of Common Stock outstanding (or deemed to be outstanding) at the close of business on the date fixed for such determination plus the number of shares of Common Stock so issued (or deemed to be issued), such reduction to become effective immediately after the opening of business on the day following the date fixed for such determination. For the purposes of this paragraph, (i) the number of shares of Common Stock at any time outstanding shall not include shares held in the treasury of the Company but shall include shares issuable in respect of scrip certificates issued in lieu of fractions of shares of Common Stock and (ii) all shares of Common Stock issuable upon exercise or conversion of outstanding Common Stock Equivalents shall be deemed to be outstanding, and immediately after any additional shares of Common Stock are deemed issued pursuant to Section 4(c), such additional shares of Common Stock shall be deemed to be outstanding.

                   (c) In the event the Company at any time after the date of the issuance of the 5 1/2% Convertible Subordinated Notes shall issue any Common Stock Equivalents or shall fix a record date for the determination of holders of any class of securities entitled to receive any such Common Stock Equivalents, then the maximum number of shares (as set forth in the instrument relating thereto without regard to any provisions contained therein for a subsequent adjustment of such number) of Common Stock issuable upon the exercise or conversion of such Common Stock Equivalents, shall be deemed to be shares of Common Stock issued as of the time of such issuance or, in case such a record date shall have been fixed, as of the close of business on such record date, at a price equal to the total of all consideration received by the Company for the issuance of such Common Stock Equivalents plus all consideration to be received by the Company (as provided therein) upon the exercise or conversion thereof; provided, however, that in any such case in which such shares of Common Stock are deemed to be issued:

                           (i) no further  adjustment  (other  than  pursuant to
                   clause (ii) below) in the conversion price shall be made upon the subsequent issue of shares of Common Stock upon the exercise or conversion of such Common Stock Equivalents; and

                           (ii) if such Common Stock  Equivalents by their terms
                   provide, with the passage of time or otherwise, for any increase or decrease in the consideration payable to the
                   Company, or increase or decrease in the number of shares of Common Stock issuable upon the exercise or conversion thereof, the conversion price computed upon the original issuance of such Common Stock Equivalents (or upon the occurrence of a record date with respect thereto), and any subsequent adjustments based thereon, shall, upon any such increase or decrease becoming effective, be recomputed to reflect such increase or decrease, insofar as it affects such conversion price, but no further change in the conversion price shall be made upon the exercise or conversion of such Common Stock Equivalents, and no such adjustment of the conversion price shall affect Common Stock previously issued upon conversion of any 5 1/2% Convertible Subordinated Notes.

                   Section 5.   Repurchase Upon a Designated Merger.

                   (a) In the event that a proposed Merger not otherwise permitted by the terms of the 5 1/2% Convertible Subordinated Notes has been approved by the requisite vote of the Company's stockholders entitled to vote thereon (a "Designated Merger"), and the Holders of less than a majority of the outstanding principal amount of the 5 1/2% Convertible Subordinated Notes have consented to such Designated Merger, the Company may nevertheless consummate such Merger to the extent and only to the extent that it repurchases, on the effective date of such Designated Merger (the "Repurchase Payment Date"), all of the 5 1/2% Convertible Subordinated Notes tendered for such repurchase by the Holders thereof, at a purchase price equal to 110% of the principal amount thereof plus accrued and unpaid interest thereon to but not including the Repurchase Payment Date. To effect such repurchase, the Company shall give or cause to be given written notice in the form of an Officer's Certificate (the "Repurchase Notice") to all Holders of the 5 1/2% Convertible Subordinated Notes, the Trustee and the Paying Agent of such Designated Merger and shall make an offer to purchase (as the same may be extended in accordance with applicable law, the "Repurchase Offer") all then outstanding 5 1/2% Convertible Subordinated Notes at a purchase price equal to 110% of the principal amount thereof plus accrued and unpaid interest thereon to but not including the Repurchase Payment Date. The Repurchase Notice shall be given in accordance with Section 106 of the Original Indenture and the Repurchase Offer shall, subject to Section 6(n), be made not less than 21 Business Days prior to the Repurchase Payment Date. The Repurchase Notice shall set forth:

                         (i) a description of the Designated Merger and that the Company is offering to repurchase all of the outstanding 5 1/2%
         Convertible Subordinated Notes upon consummation of the Designated Merger;

                         (ii) the repurchase price (the "Repurchase Payment");

                         (iii) the expiration date of the Repurchase Offer, which shall be not less than 20 Business Days following the date the Repurchase Notice is mailed;

                         (iv) the Repurchase Payment Date;

                         (v) that, unless the Company defaults in the payment of the Repurchase Payment, all 5 1/2% Convertible Subordinated Notes or portions thereof accepted for payment pursuant to the Repurchase Offer shall cease to accrue interest on and after the Repurchase Payment Date;

                         (vi) the Conversion Price;

                         (vii) the name and address of the Paying Agent;

                         (viii) that the 5 1/2% Convertible Subordinated Notes (duly endorsed for transfer to the Company), together with the form of "Option of Holder to Elect Repurchase" thereon completed and signed, must be surrendered to the Paying Agent prior to the expiration of the Repurchase Offer to collect the Repurchase Payment; and

                           (ix) any other information required by applicable law to be included therein and any other procedures that a Holder must follow in order to have 5 1/2% Convertible Subordinated Notes repurchased.

                   (b) The Repurchase Offer shall remain open until the close of business on the expiration date of the Repurchase Offer. Each Holder shall have the right to withdraw its tender in accordance with applicable rules promulgated by the SEC under the Exchange Act.

                   (c) In the event that the Company makes a Repurchase Offer, the Company will comply with any applicable securities laws and regulations, including, to the extent applicable, Section 14(e) of, and Rule 14e-1 under, the Exchange Act.

                   (d) On the Repurchase Payment Date, the Company shall, to the extent lawful and only if the Designated Merger is consummated on such date:

                         (i)    accept  for  payment  all  5  1/2%   Convertible
          Subordinated Notes or portions thereof tendered pursuant to the Repurchase Offer;

                         (ii) irrevocably deposit with the Paying Agent in immediately available funds an amount equal to the Repurchase Payment with respect to all 5 1/2% Convertible Subordinated Notes or portions thereof so accepted; and

                         (iii) deliver or cause to be delivered to the Trustee the 5 1/2% Convertible Subordinated Notes so accepted together with an Officers' Certificate stating the 5 1/2% Convertible Subordinated Notes or portions thereof tendered to the Company.

                   (e)   The Paying  Agent shall  promptly  (but in any case not
later than five Business Days after the Repurchase Payment Date) mail (unless paid by wire transfer, if applicable, pursuant to the provisions of Section 2) to each Holder of 5 1/2% Convertible Subordinated Notes so accepted payment in an amount equal to the Repurchase Payment for such 5 1/2% Convertible Subordinated Notes, and the Trustee shall as soon as practicable authenticate and mail to each Holder new 5 1/2% Convertible Subordinated Notes equal in principal amount to any unpurchased portion of the 5 1/2% Convertible Subordinated Notes surrendered by such Holder, if any; provided, that such new 5 1/2% Convertible Subordinated Notes shall be in the principal amount of $1,000 or an integral multiple thereof. The Company shall publicly announce the results of all repurchases pursuant to this Section 5 on or as soon as practicable after the Repurchase Payment Date.

                   Section 6. Additional Events of Default Applicable to the 5 1/2% Convertible Subordinated Notes. In addition to the Events of Default set forth in Section 501 of the Original Indenture, the following events shall also be Events of Default with respect to the 5 1/2% Convertible Subordinated Notes:

                   (a) The Company shall default in the payment of any amount owing in respect of the 5 1/2% Convertible Subordinated Notes other than principal or interest, or owing in respect of any of the other Obligations (other than principal or interest), when due and payable or declared due and payable, and continuance of such default for a period of 30 days after there has been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least a majority in principal amount of the 5 1/2% Convertible Subordinated Notes, a written notice specifying such default and requiring it to be remedied and stating that such notice is a "Notice of Default" under the Indenture; or

                   (b) The Company shall fail or neglect to perform, keep or observe any provision of any of the Transaction Documents, and continuance of such failure or neglect for a period of 60 days after there has been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least a majority in principal amount of the 5 1/2% Convertible Subordinated Notes, a written notice specifying such default and requiring it to be remedied and stating that such notice is a "Notice of Default" under the Indenture; provided, that if such default is susceptible to being cured and at the expiration of such 60 day period the Company is attempting in good faith to cure such default, such 60 day period may be extended for an additional 30 days; or

                   (c) The Company shall default under any other agreement, document or instrument to which the Company or any Subsidiary is a party or by which the Company or any of its Subsidiaries or any of their property is bound, and such default (i) involves the failure to make any payment (whether of principal, interest or otherwise) due (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise, after applicable notices have been given and cure periods have elapsed) in respect of any Indebtedness of the Company or any of its Subsidiaries in an aggregate amount exceeding $1,750,000, or (ii) causes (or permits any holder of such Indebtedness or a trustee to cause) such Indebtedness or a portion thereof in an aggregate amount exceeding $1,750,000, to become due prior to its stated maturity or prior to its regularly scheduled dates of payment, without such Indebtedness having been discharged, or such acceleration having been rescinded or annulled, within a period of 30 days after there has been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least a majority in principal amount of the 5 1/2% Convertible Subordinated Notes, a written notice specifying such default and requiring it to be remedied and stating that such notice is a "Notice of Default" under the Indenture; provided, however, that if, prior to the entry of judgment in favor of the Trustee, such acceleration, if any, shall be rescinded or annulled, or such default under such agreement, document or instrument shall be remedied or cured by the Company or waived by the holders of such Indebtedness, or if any amounts due and payable as a result of maturity or such acceleration are paid in full, then the Event of Default hereunder by reason thereof shall be deemed likewise to have been thereupon remedied, cured or waived without further action upon the part of either the Trustee or any of the Holders of the 5 1/2% Convertible Subordinated Notes; or

                   (d) Any representation or warranty of the Company in the Note Purchase Agreement or in any other Transaction Document or in any written statement pursuant thereto, report, financial statement or certificate made or delivered to the Purchaser by the Company pursuant thereto shall be untrue, or incorrect in any material respect, as of the date when made; or

                   (e) Any asset of the Company or any of its Subsidiaries which is material to the Company and its Subsidiaries, taken as a whole, shall be attached, seized, levied upon or subjected to a writ or distress warrant, or come within the possession of any receiver, trustee, custodian or assignee for the benefit of creditors of the Company or any of its Subsidiaries and shall remain unstayed or undismissed for ninety (90) consecutive days; or the Company or any of its Subsidiaries shall have concealed, removed or permitted to be concealed or removed, any part of its property, with intent to hinder, delay or defraud its creditors or any of them or made or suffered a transfer of any of its property or the incurring of an obligation which may be fraudulent and or any bankruptcy, fraudulent conveyance or other similar law; or

                   (f) Final judgment or judgments (after the expiration of all times to appeal therefrom) for the payment of money in excess of $2,000,000 in the aggregate shall be rendered against the Company or any of its Subsidiaries and the same shall not be (i) fully covered by insurance, or (ii) vacated, stayed, bonded, paid or discharged for a period of thirty (30) days; provided, however, that if, prior to the entry of judgment in favor of the Trustee, such judgment or judgments are vacated, stayed, bonded, paid or discharged, then the Event of Default hereunder by reason thereof shall be deemed likewise to have been thereupon remedied, cured or waived without further action upon the part of either the Trustee or any of the Holders of the 5 1/2% Convertible Subordinated Notes.

                   Notwithstanding the reference to "Holders of at least 25% in principal amount of the Outstanding Securities" set forth in Section 501(4) of the Original Indenture, Holders of at least a majority in principal amount of the 5 1/2% Convertible Subordinated Notes shall be required for Holders of the 5 1/2% Convertible Subordinated Notes to declare an Event of Default pursuant to such Section 501(4) of the Original Indenture.

                   Notwithstanding the reference to "Holders of not less than 25% in principal amount of the Outstanding Securities" set forth in Section 502 of the Original Indenture, Holders of not less than a majority in principal amount of the 5 1/2% Convertible Subordinated Notes shall be required for Holders of the 5 1/2% Convertible Subordinated Notes to declare the principal amount of the 5 1/2% Convertible Subordinated Notes due and payable immediately pursuant to such Section 502 of the Original Indenture.

                   Notwithstanding the reference to "Holder of not less than 25% in principal amount of the Outstanding Securities" set forth in Section 507(2) of the Original Indenture, Holders of not less than a majority in principal amount of the 5 1/2% Convertible Subordinated Notes shall be required for Holders of the 5 1/2% Convertible Subordinated Notes to institute proceedings with respect to an Event of Default pursuant to such Section 507(2) of the Original Indenture.

                   Section 7. Additional Covenants Applicable to the 5 1/2% Convertible Subordinated Notes. In addition to the covenants set forth in Article Ten of the Original Indenture, the 5 1/2% Convertible Subordinate Notes shall also be subject to the following covenants:

                   (a) Books and Records. The Company shall, and shall cause its Subsidiaries to, keep adequate records and books of account with respect to their business activities, in which proper entries, reflecting all of their financial transactions, are made in accordance with GAAP.

                   (b)   Financial and Business Information.

                             (i) Quarterly Information. Subject to the last sentence of this Section 7(b)(i), the Company will deliver to the Purchaser as soon as practicable after the end of each of the first three quarterly fiscal periods in each Fiscal Year of the

          Company, but in any event within 45 days thereafter, (A) an unaudited consolidated balance sheet of the Company and its Subsidiaries, if any, as at the end of such quarter, and (B) unaudited consolidated statements of operations, retained earnings and cash flows of the Company and its Subsidiaries, if any, for such quarter and (in the case of the second and third quarters) for the portion of the Fiscal Year ending with such quarter, setting forth in comparative form in each case the projected consolidated figures for such period and the actual consolidated figures for the comparable period of the prior Fiscal Year. Such statements shall be (1) prepared in accordance with GAAP consistently applied, (2) in reasonable detail and (3) certified by the principal financial or accounting officer of the Company. So long as the Company complies with Section 7(c), the requirements of this Section 7(b)(i) shall be deemed to be satisfied in every respect with no further action, report, delivery or presentation on the part of the Company being necessary.

                              (ii) Annual Information. Subject to the last sentence of this Section 7(b)(ii), the Company will deliver to the Purchaser as soon as practicable after the end of each Fiscal Year of the Company, but in any event within 90 days thereafter, (A) an audited consolidated balance sheet of the Company and its Subsidiaries, if any, as at the end of such year, and (B) audited consolidated statements of operations, retained earnings and cash flows of the Company and its Subsidiaries, if any, for such year; setting forth in each case in comparative form the figures for the previous year. Such statements shall be (1) prepared in accordance with GAAP consistently applied, (2) in reasonable detail and (3) certified by Ernst & Young LLP or such other firm of independent certified public accountants of recognized national standing selected by the Company and reasonably acceptable to the Purchaser. So long as the Company complies with Section 7(c), the requirements of this
          Section 7(b)(ii) shall be deemed to be satisfied in every respect with no further action, report, delivery or presentation on the part of the Company being necessary.

                   (c) Filings. The Company will deliver to the Purchaser, promptly upon their becoming available, one copy of each report, notice or proxy statement sent by the Company to its stockholders generally, and of each regular or periodic report (pursuant to the Exchange Act) and any registration statement, prospectus or other writing (other than transmittal letters) (including, without limitation, by electronic means) pursuant to the Securities Act filed by the Company with (i) the Securities and Exchange Commission or (ii) any securities exchange on which shares of Common Stock of the Company are listed.

                   (d) Budgets. Company will deliver to Purchaser within 15 days prior to the beginning of each Fiscal Year:



                         (A) budgeted consolidated balance sheets of the Company and its Subsidiaries, if any, for such Fiscal Year, on a monthly basis;

                         (B) budgeted consolidated cash flow statements of the Company and its Subsidiaries, if any, including summary details of cash disbursements, for such Fiscal Year, on a monthly basis; and

                         (C) budgeted consolidated statements of operation of the Company and its Subsidiaries, if any, for such Fiscal Year, on a monthly basis;

in each case together with appropriate supporting details.

                   (e) Compliance with Law. The Company shall, and shall cause each of its Subsidiaries to, comply with all laws applicable to it, except, where the failure to comply would not be reasonably likely to result in a Material Adverse Effect.

                   (f) Conduct of Business. The Company shall, and shall cause each of its Subsidiaries to, continue to conduct business solely in its existing lines of business and businesses related thereto.

                   (g) Amendments to Basic Documents. The Company shall not, and shall not permit any of its Subsidiaries to, amend, alter or repeal, including by merger consolidation or otherwise, any provision of the Company's Restated Certificate of Incorporation (including the filing of any certificate of designation(s)) or bylaws of the Company or any Subsidiary, in any manner that could reasonably be anticipated to have a material negative impact on the Purchaser (or any Holder) or the Purchaser's rights hereunder or a Material Adverse Effect.

                   (h) Sales of Assets; Liquidation. The Company shall not, and shall not permit any Subsidiary of the Company to, (A) sell, transfer, convey or otherwise dispose of any assets or properties or (B) liquidate, dissolve or wind up the Company, except for transfers to the Company, whether voluntary or involuntary; provided, however, that the foregoing, shall not prohibit (i) the sale of inventory in the ordinary course of business, (ii) the sale of surplus or obsolete equipment and fixtures, (iii) transfers resulting from any casualty or condemnation of assets or properties, (iv) sales as to which the net proceeds are either (1) reinvested in the Company's or, if sold by a Subsidiary, such Subsidiary's or the Company's existing or related lines of business or (2) applied to repay Indebtedness, within 180 days after such sale and (v) sales as to which the aggregate net proceeds do not exceed $1,000,000 in any calendar year.

                   (i) Employee Loans. The Company shall not and shall not permit any Subsidiary of the Company to make or accrue any loans or other advances of money to any employee of the Company or such Subsidiary, other than in the ordinary course of business in an aggregate amount outstanding not to exceed $1,000,000 at any one time.

                  (j) Transactions with Affiliates. The Company shall not and shall not permit any Subsidiary of the Company to enter into or be a party to any transaction with any Affiliate of the Company or such Subsidiary, except (i) transactions expressly permitted hereby, (ii) transactions which are approved by a disinterested majority of the members of the Company's Board of Directors,

(iii) transactions between the Company and its wholly-owned Subsidiaries or between such Subsidiaries and (iv) payment of compensation to employees and directors' fees.

                   (k) Indebtedness. The Company shalt not incur or suffer to exist any Indebtedness directly or indirectly convertible into or exchangeable for any class of equity security of the Company which ranks senior to the Indebtedness evidenced by the 5 1/2% Convertible Subordinated Notes.

                   (l) Restricted Payments. The Company shall not and shall not permit any Subsidiary of the Company to make any Restricted Payments nor shall the Company permit any Subsidiary to make such payments with respect to the Company's stock.

                   (m) Mergers and Subsidiaries. Without the consent of Holders of at least a majority of the outstanding principal amount of the 5 1/2% Convertible Subordinated Notes, neither the Company nor any Subsidiaries of the Company shall directly or indirectly, by operation of law or otherwise, merge with, consolidate with, or otherwise combine with any Person ("Merger") nor shall the Company create any Subsidiary, other than (i) the creation of wholly-owned Subsidiaries; (ii) mergers of wholly-owned Subsidiaries of the Company into the Company or any other of its wholly-owned Subsidiaries; (iii) the formation of joint ventures with third parties for the ownership, operation, leasing or development of specific faculties or for conduct of business related to the Company's primary business; and (iv) any Merger, (A) in which the stockholders of the Company immediately prior to the Merger (x) own immediately following the Merger over 50% of the equity value of the surviving entity (on a fully diluted basis) or (y) are entitled to elect at least a majority of the directors of the surviving entity and (B) which is Accretive.

                   (n) HSR Act. To the extent the Company proposes to engage in any transaction (other than the annual election of directors, approval of employee benefit or incentive plans, ratification of the appointment of independent auditors and similar matters described in any proxy statement of the Company for annual meetings of its stockholders) that requires the prior approval of the Company's stockholders, the Company will, to the extent permitted by applicable law, delay the date set for the stockholder vote on such proposed transaction (and, as necessary, the record date for determination of stockholders entitled to vote on such proposed transaction), by that number of days such that the number of days between the date such stockholders' meeting was first publicly announced by the Company and such delayed date for the stockholders' meeting shall not be less than 40 calendar days; provided, that the Purchaser desires to convert all or a portion of its 5 1/2% Convertible Subordinated Notes in order to vote in such stockholders' meeting and that the Purchaser is required under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act"), to file a Notification and Report Form under the HSR Act in order to convert such 5 1/2% Convertible Subordinated Notes (and enable the Purchaser to vote in such stockholders' meeting); provided, further, that the Purchaser provide the Company with written notice stating the circumstances set forth in the immediately preceding proviso not less than 10 Business Days following the Company's first public announcement of the stockholders' meeting; and provided, further, that the Company shall be required to comply with this Section 7(n) only once. The

Company hereby agrees to reasonably cooperate with the Purchaser in order to facilitate a prompt and proper filing of the Purchaser's Notification and Report Form described above.

                   In the event  that the  Company  elects to redeem  the 5 1/2%
Convertible Subordinated Notes pursuant to Section 3 hereof or repurchase the 5 1/2% Convertible Subordinated Notes upon a Designated Merger pursuant to Section 5 hereof and has mailed notice of such redemption or repurchase in accordance with the applicable provisions of the Original Indenture and this Supplemental Indenture, to the extent the Holder of 5 1/2% Convertible Subordinated Notes is then required to file a Notification and Report Form pursuant to the HSR Act in order to convert its 5 1/2% Convertible Subordinated Notes into Common Stock in accordance with their terms, then to the extent that such Holder (x) notifies the Company in writing within ten (10) Business Days from the Company's mailing of the redemption or repurchase notice that it wishes to convert its 5 1/2% Convertible Subordinated Notes prior to the Redemption Date and that it is required to file a Notice and Report Form pursuant to the HSR Act in order to convert its 5 1/2% Convertible Subordinated Notes and (y) files its Notification and Report Form with the applicable governmental authorities within ten (10) Business Days from the Company's mailing of the redemption or repurchase notice, the Company will extend the Redemption Date or the Repurchase Payment Date, as applicable, for such redemption or repurchase, as applicable, for such reasonable number days requested by such Holder to enable such Holder to obtain any necessary approvals or for the applicable waiting period under the HSR Act to expire in order to convert its 5 1/2% Convertible Subordinated Notes; provided, that the Company shall not be required to extend the Redemption Date or the Repurchase Payment Date, as applicable, for such redemption or repurchase beyond 90 calendar days from the date that the Company's original redemption or repurchase notice was mailed to Holders; provided, further, that if the Holder exercises its rights under this paragraph, it thereby covenants and agrees to use its best efforts to obtain necessary approvals or achieve early termination of applicable waiting periods under the HSR Act as soon as practicable. The Company hereby agrees to reasonably cooperate with the Holder in order to facilitate a prompt and proper filing of the Holder's Notification and Report Form described above.

                   (o) Actions to Permit Conversions. In connection with any conversion of the 5 1/2% Convertible Subordinated Notes, the Company shall make or cause its Subsidiaries, as applicable, to make, in a timely manner, all necessary material filings with and notices to all governmental authorities having jurisdiction over the Company or its applicable Subsidiaries (including but not limited to all filings and notices necessary to satisfy any "change of ownership" requirements with respect to any facility or any license or permit relating thereto, to the extent that the failure to do so would reasonably be likely to have a Material Adverse Effect).

                   The Company may omit in any particular instance to comply with any covenant or condition set forth in this Section 7, with respect to the 5 1/2% Convertible Subordinated Notes if before or after the time for such compliance the Holders of at least a majority in principal amount of the outstanding 5 1/2% Convertible Subordinated Notes shall, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such covenant or condition, but no such waiver shall extend to or affect such covenant or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the duties of the Trustee in respect of any such covenant or condition shall remain in full force and effect.

                   The terms and conditions of this Supplemental Indenture shall modify, and shall be deemed to be a part of, the terms and conditions of the Indenture for any and all purposes. To the extent any provisions of this Supplemental Indenture are inconsistent with any provision of the Original Indenture, such provision contained in this Supplemental Indenture shall govern. The Original Indenture, as modified by this Supplemental Indenture, is in all respects hereby ratified and confirmed.

                   Although this Supplemental Indenture is dated May 14, 1999, it shall be effective only from and after the actual time of its execution and delivery by the Company and the Trustee on the date indicated by their respective acknowledgments attached hereto.

                   This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

                                      *****

                   IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed as of the day and year first above written.


                                   BROOKDALE LIVING COMMUNITIES, INC.


                                   By:  /s/ Darryl W. Copeland, Jr.
                                        ---------------------------
                                   Name:  Darryl W. Copeland, Jr.
                                   Title:  Executive Vice Presiden and
                                            Chief Financial Officer



                                   STATE STREET BANK AND TRUST COMPANY


                                   By:  /s/ Kathy A. Larimore
                                        ---------------------
                                   Name:  Kathy A. Larimore
                                   Title:  Assistant Vice President

                                                                       EXHIBIT A

           [FORM OF FACE OF 5 1/2% OF CONVERTIBLE SUBORDINATED NOTES]


                       BROOKDALE LIVING COMMUNITIES, INC.
                 5 1/2% Convertible Subordinated Notes due 2009

No. ---------                                                       $100,000,000


                  Brookdale Living Communities, Inc., a corporation duly organized and existing under the laws of Delaware (herein called the "Company", which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to Health Partners, or registered assigns, the principal sum of One Hundred Million Dollars ($100,000,000) on May 14, 2009, and to pay interest thereon from May 14, 1999 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on June 30 and December 31 in each year, commencing June 30, 1999, at the rate of five and one-half percent (5 1/2%) per annum, until the principal hereof is paid (including payment through conversion pursuant to the terms hereof) or made available for payment and (to the extent that the payment of such interest shall be legally enforceable) at the rate of ten percent (10%) per annum on any overdue principal and premium and on any overdue installment of interest. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the June 15 or December 15 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner, all as more fully provided in said Indenture.

                  Payment of the principal of (and premium, if any, on) and any such interest on this Security will be made at the office or agency of the Company maintained for that purpose in Hartford, Connecticut or such other office or agency of the Company or other office as the Paying Agent may be located, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the

Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register or by wire transfer to an account maintained by the Person entitled thereto as specified in the Security Register, provided that such Person shall have given the Trustee written wire instructions at least five Business Days prior to the applicable Interest Payment Date; provided, further, and notwithstanding any other provision of the Supplemental Indenture or the Indenture to the contrary,that with respect to a Holder of Securities of this series that, together with such Holder's Affiliates, holds an aggregate principal amount of Securities of this series equal to or in excess of $5,000,000, at the request of such Holder in writing to the Company, interest on, and any Redemption Price or Repurchase Payment with respect to, such Holder's Securities shall be paid, on the applicable Interest Payment Date, Redemption Date or Repurchase Payment Date, by wire transfer in immediately available funds in accordance with wire transfer instructions supplied by such Holder to the Trustee and the Paying Agent (if different from the Trustee), which instructions such Holder shall have given to the Trustee and the Paying Agent at least five Business Days prior to the applicable Interest Payment Date, Redemption Date or Repurchase Payment Date.

                  Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

                  Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

                  IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.


TRUSTEE'S CERTIFICATE:                       BROOKDALE LIVING COMMUNITIES, INC.

This is one of the Securities of
the series  designated  therein
referred to in the within-mentioned
Supplemental Indenture.

Dated:  May --, 1999                         By:  /s/ Darryl W. Copeland, Jr.
                                                  ---------------------------
                                                  Darryl W. Copeland, Jr.
                                                  Executive Vice President


STATE STREET BANK AND TRUST COMPANY,
as Trustee                                   Attest:



By:  /s/ Kathy A. Larimore                   By:  /s/ Robert J. Rudnik
     ----------------------                       ---------------------
     Authorized Signatory                         Secretary

                   This Security is one of a duly authorized issue of securities of the Company (herein called the "Securities"), issued and to be issued in one or more series under an Indenture, dated as of May 14, 1999 (herein, together with all indentures supplemental thereto including the Supplemental Indenture (as defined below), called the "Indenture"), between the Company and State Street Bank and Trust Company, as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture). This Security is one of a series, limited in aggregate principal amount to One Hundred Million Dollars ($100,000,000) and designated as 5 1/2% Convertible Subordinated Notes due 2009 (herein called "5 1/2% Convertible Subordinated Notes"), created by a Supplemental Indenture dated as of May 14, 1999 (the "Supplemental Indenture"), duly executed and delivered by the Company to such Trustee. Reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee, the holders of Senior Debt and the Holders of the Securities (including the Holders of the 5 1/2% Convertible Subordinated Notes) and of the terms upon which the Securities are, and are to be, authenticated and delivered.

                   The Securities of this series are subject to redemption, subject to the provisions of the immediately succeeding paragraph, upon not less than 20 Business Days nor more than 60 calendar days' notice by mail, such 20 Business Days or 60 calendar days, as the case may be, to be counted from the date notice is mailed, at any time on or after May 14, 2002, as a whole, but not in part, at the election of the Company, at the following Redemption Prices (expressed as percentages of the principal amount): If redeemed during the 12-month period beginning May 14 of the years indicated,


                                                Redemption
                       Year                        Price

                       2002....................... 103.0%
                       2003....................... 101.5%
                       2004 and
                        thereafter...............  100.0%

, together in the case of any such redemption with accrued interest to but not including the Redemption Date, but interest installments whose Stated Maturity is on or prior to such Redemption Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, of record at the close of business on the relevant Regular Record Dates referred to on the face hereof, or Special Record Dates, as applicable, all as provided in the Indenture.

                   The Securities do not have the benefit of any sinking fund obligations.

                   The indebtedness evidenced by this Security is, to the extent provided in the Indenture, subordinate and subject in right of payment to the prior payment in full of all Senior Debt, and this Security is issued subject to the provisions of the Indenture with respect thereto. Each Holder of this Security, by accepting the same, (a) agrees to and shall be bound by such provisions,

           [FORM OF REVERSE OF 5 1/2% CONVERTIBLE SUBORDINATED NOTES]

(b) authorizes and directs the Trustee on its or his behalf to take such action as may be necessary or appropriate to effect the subordination so provided and
(c) appoints the Trustee its or his attorney-in-fact for any and all such purposes.

                  The   Securities  of  this  series  are  not  subject  to  the
provisions of Article Fifteen of the Indenture concerning defeasance and covenant defeasance of Securities.

                   If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

                   Subject to and upon compliance with the provisions of the Indenture, the Holder of this Security is entitled, at its or his option, at any time, or in case this Security is called for redemption, then in respect of this Security until and including, but (unless the Company defaults in making the payment due upon redemption) not after, the close of business on the Redemption Date, to convert this Security (or any portion of the principal amount hereof which is $1,000 or an integral multiple thereof), at the principal amount hereof, or of such portion, into fully paid and nonassessable shares (calculated as to each conversion to the nearest 1/100 of a share) of Common Stock of the Company at a conversion price equal to $18.25 aggregate principal amount of Securities for each share of Common Stock (or at the current adjusted conversion price if an adjustment has been made as provided in the Indenture) by surrender of this Security, duly endorsed or assigned to the Company or in blank, to the Company at its office or agency in Chicago, Illinois (which initially shall be at the Company's offices at 77 West Wacker Drive, Suite 4400, Chicago, Illinois 60601, Attention: General Counsel), accompanied by a completed and signed "Form of Election to Convert" below, which will constitute written notice to the Company that the Holder hereof elects to convert this Security, or if less than the entire principal amount hereof is to be converted, the portion hereof to be converted. Subject to the right of the Holder of this Security (or any Predecessor Security) to receive an installment of interest on the principal amount of such Security so converted for the period from the first day of the then current semi-annual interest period to but not including the effective date of such conversion, such interest being payable on the next Interest Payment Date following the effective date of such conversion, no payment or adjustment is to be made on conversion for interest accrued hereon or for dividends on the Common Stock issued on conversion. No fractions of shares or scrip representing fractions of shares will be issued on conversion, but instead of any fractional interest the Company shall pay a cash adjustment as provided in the Indenture. The conversion price is subject to adjustment as provided in the Indenture.

                   Upon a Designated Merger, the Company shall repurchase all then outstanding 5 1/2% Convertible Subordinated Notes tendered for repurchase at a repurchase price equal to 110% of the principal amount thereof, plus accrued and unpaid interest to but not including the Repurchase Payment Date, if any. Not less than 21 Business Days prior to a Designated Merger, the Company shall mail a notice to each Holder setting forth the procedures governing the Repurchase Offer as required by the Indenture. A Holder may tender or refrain from tendering all or any portion of such Holder's 5 1/2% Convertible Subordinated Notes, at such Holder's discretion, by completing and signing the form entitled "Option of Holder to Elect Repurchase" below and delivering such form, together with the 5 1/2% Convertible Subordinated Notes with respect to which the repurchase right is being exercised, duly endorsed for transfer to the Company, to the Paying Agent. Any partial tender of 5 1/2% Convertible Subordinated Notes must be made in an integral multiple of $1,000.

                   In the event  that the  Company  elects to redeem  the 5 1/2%
Convertible Subordinated Notes pursuant to their terms or repurchase the 5 1/2% Convertible Subordinated Notes upon a Designated Merger and has mailed notice of such redemption or repurchase in accordance with the applicable provisions of the Indenture, and the Holder of 5 1/2% Convertible Subordinated Notes is then required to file a Notification and Report Form pursuant to the HSR Act in order to convert its 5 1/2% Convertible Subordinated Notes into Common Stock in accordance with their terms, then to the extent that such Holder (x) notifies the Company in writing within ten (10) Business Days from the Company's mailing of the redemption or repurchase notice that it wishes to convert its 5 1/2% Convertible Subordinated Notes prior to the Redemption Date and that it is required to file a Notice and Report Form pursuant to the HSR Act in order to convert its 5 1/2% Convertible Subordinated Notes and (y) files its Notification and Report Form with the applicable governmental authorities within ten (10) Business Days from the Company's mailing of the redemption or repurchase notice, the Company will extend the Redemption Date or the Repurchase Payment Date, as applicable, for such redemption or repurchase, as applicable, for such reasonable number days requested by such Holder to enable such Holder to obtain any necessary approvals or for the applicable waiting period under the HSR Act to expire in order to convert its 5 1/2% Convertible Subordinated Notes; provided, that the Company shall not be required to extend the Redemption Date or the Repurchase Payment Date, as applicable, for such redemption or repurchase beyond 90 calendar days from the date that the Company's original redemption or repurchase notice was mailed to Holders; provided, further, that if the Holder exercises its rights under this paragraph, it thereby covenants and agrees to use its best efforts to obtain necessary approvals or achieve early termination of applicable waiting periods under the HSR Act as soon as practicable. The Company hereby agrees to reasonably cooperate with the Purchaser in order to facilitate a prompt and proper filing of the Purchaser's Notification and Report Form described above.

                   The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be adversely affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of each series to be adversely affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

                   No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

                   As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

                   The Securities of this series are issuable only in registered form without coupons in denominations of $1,000 (and any integral multiple thereof). As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

                   No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

                   No recourse shall be had for the payment of the principal of (or premium, if any, on) or the interest on this Security, or for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Indenture or any indenture supplemental thereto, against any incorporator, stockholder, officer, director or employee, as such, past, present or future, of the Company or any successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

                   Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes (subject to Section 307 of the Indenture), whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

                   All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture. The Indenture and this Security shall be governed by and construed in accordance with the laws of the State of New York without regard to the conflicts of laws principles thereof.

                                  ABBREVIATIONS

                   The following abbreviations, when used in the inscription of the face of this Note, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM - as tenants in common               UNIF GIFT MIN ACT -

TEN ENT - as tenants by the entireties       ------------------------ Custodian
                                                   (Cust)

JT TEN -  as joint tenants with right of     ------------------------ under
          survivorship and not as                  (Minor)
          tenants in common

                                             Uniform Gifts to
                                             Minors Act---------------------
                                                            (State)

                    Additional abbreviations may also be used
                          though not in the above list.

                           FORM OF ELECTION TO CONVERT

                   I(we) hereby irrevocably exercise the option to convert this Security, or the principal portion below designated, into shares of Common Stock in accordance with the terms of the Indenture referred to in this Security, and direct that the shares issuable and deliverable upon conversion, together with any check in payment for fractional shares, be issued in the name of and delivered to the undersigned registered Holder hereof and any Security representing any unconverted principal amount hereof, unless a different name has been indicated below. If shares and/or any Security representing any unconverted principal amount hereof are to be issued in the name of a Person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto.

Portion of this Security
to be converted (if partial
conversion,  $1,000 or an
integral multiple thereof):

                                   Signature:
                                             ----------------------------------
$------------                               (exactly as your name appears on the
                                            face of this Security)

                                   Name:
                                        ---------------------------------------

                                   Title:
                                         --------------------------------------

                                   Address:
                                           ------------------------------------

                                   Phone No.:
                                             ----------------------------------

                                   Date:
                                        ---------------------------------------

If shares and/or any Security representing any unconverted principal amount hereof, are to be issued and registered in the name of a Person other than the undersigned, please print the name and address, including zip code, and social security or other taxpayer identification number of such Person below.

                           Name:
                                ---------------------------------------

                           Address:
                                   ------------------------------------

                           TIN/Social Security No.:
                                                   --------------------

Signature Guaranteed (if Common Stock to be issued to other than the registered holder(s)):


By:
   ----------------------------------------
This  signature  shall be  guaranteed by an
eligible  guarantor  institution (a bank or
trust   company   having   an   office   or
correspondent  in the  United  States  or a
broker  or  dealer  which is a member  of a
registered   securities   exchange   or   a
National Association of Securities Dealers,
Inc.)  with   membership   in  an  approved
signature    guaranty   medallion   program
pursuant to SEC Rule 17Ad-15.

                                 ASSIGNMENT FORM

              (I) or (we) assign and transfer this Security to:

------------------------------------------------------------------------------
               (Insert assignee's social security or tax I.D. no.)

------------------------------------------------------------------------------
------------------------------------------------------------------------------
------------------------------------------------------------------------------
(Print or type assignee's name, address and zip code) and irrevocably appoint ---------------------- agent to transfer this Security on the Register. The agent may substitute another to act for him.

Date:
     ---------------------------


                                   Signature:
                                             ----------------------------------
                                             (exactly as your name appears on
                                              the face of this Security)

                                   Name:
                                        ---------------------------------------

                                   Title:
                                         --------------------------------------

                                   Address:
                                           ------------------------------------

                                   Phone No.:
                                             ----------------------------------
                                   Date:
                                        ---------------------------------------
Signature Guaranteed:


By:
   ------------------------------
This signature shall be guaranteed by an eligible guarantor institution (a bank or trust company having an office or correspondent in the United States or a broker or dealer which is a member of a registered securities exchange or a National Association of Securities Dealers, Inc.) with membership in an approved signature guaranty medallion program pursuant to SEC Rule 17Ad-15.

                      OPTION OF HOLDER TO ELECT REPURCHASE


              To elect to have all or a portion (which is $1,000 in principal amount or an integral multiple thereof) of this Security repurchased by the Company pursuant to Section 5 of the Supplemental Indenture in connection with a Repurchase Offer, state the Principal amount of this Security you elect to have repurchased (if all, write "ALL"): $----------------.

                                   Your Name:
                                             ----------------------------------
                                             (exactly as your name appears on
                                              the face of this Security)

                                   By:
                                      -----------------------------------------

                                   Title:
                                         --------------------------------------

                                   Date:
                                        ---------------------------------------
Signature Guaranteed:


By:
   ----------------------------------------
This  signature  shall be  guaranteed by an
eligible  guarantor  institution (a bank or
trust   company   having   an   office   or
correspondent  in the  United  States  or a
broker  or  dealer  which is a member  of a
registered   securities   exchange   or   a
National Association of Securities Dealers,
Inc.)  with   membership   in  an  approved
signature    guaranty   medallion   program
pursuant to SEC Rule 17Ad-15.